UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2013

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 21, 2013, Brady Corporation (the “Company”) issued a press release announcing its fiscal 2014 first quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(b) On July 11, 2013, the Company disclosed on a Current Report on Form 8-K that on July 10, 2013, Allan J. Klotsche, Senior Vice President - Human Resources of the Company, announced his intent to resign his employment upon the hiring of his successor and after a transition period following such hire. On November 20, 2013, the Board of Directors elected Helena Nelligan to serve as Senior Vice President - Human Resources. Mr. Klotsche will remain employed by the Company in a transition role until the effective date of his resignation of employment on January 7, 2014.

(d) On November 20, 2013, the holders of all of the shares of the Company’s Class B Common Stock elected Nancy L. Gioia to the Company’s Board of Directors. Ms. Gioia had been nominated for election to the Board of Directors through a process conducted by the Corporate Governance Committee of the Board.
Ms. Gioia has been appointed to the Technology Committee of the Board of Directors. She is eligible to participate in the Company’s equity incentive and other benefit plans on a basis similar to other non-employee directors and, as such, will receive an award of 4,250 time-based stock options and 1,450 shares of unrestricted stock with a grant date of December 4, 2013.

(e) On November 20, 2013, the Company and Allan J. Klotsche, Senior Vice President - Human Resources, entered into a Complete and Permanent Release and Resignation Agreement (the “Separation Agreement”) in connection with his resignation of employment from the Company as disclosed in Item 5.02 (b) hereto. Under the Separation Agreement, Mr. Klotsche will receive $321,500 to be paid in equal installments in the 12 month period following his resignation of employment on January 7, 2014. The Separation Agreement also contains 12 month non-competition and non-solicitation provisions, as well as standard confidentiality, waiver and non-disparagement provisions. The Separation Agreement is also subject to legal revocation rights. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS
On November 20, 2013, at the Company’s Annual Shareholders’ Meeting, the holders of all of the 3,538,628 shares of the Company’s Class B Common Stock voted unanimously in favor of electing the following persons to serve as the Company’s directors until the next annual meeting of shareholders and until their successors have been elected:
Patrick W. Allender
Gary S. Balkema
Nancy L. Gioia
Conrad G. Goodkind
Frank W. Harris
Elizabeth P. Pungello
Bradley C. Richardson

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit
10.1	Separation Agreement between the Company and Allan J. Klotsche dated as of November 20, 2013.
99.1	Press Release of Brady Corporation, dated November 21, 2013, relating to first quarter fiscal 2014 financial results.
99.2	Informational slides provided by Brady Corporation, dated November 21, 2013, relating to first quarter fiscal 2014 financial results

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: November 21, 2013

/s/ Thomas J. Felmer
Thomas J. Felmer
Interim President & Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Separation Agreement between the Company and Allan J. Klotsche dated as of November 20, 2013.
99.1	Press Release of Brady Corporation, dated November 21, 2013, relating to first quarter fiscal 2014 financial results.
99.2	Informational slides provided by Brady Corporation, dated November 21, 2013, relating to first quarter fiscal 2014 financial results.